                      SECOND AMENDMENT TO CREDIT AGREEMENT

      This Second Amendment to Credit Agreement ("Amendment") is executed and entered into by and among CRESCENT JEWELERS, a California corporation (the "Borrower"), Bank of America, N.A., in its capacity as administrative agent (the "Administrative Agent"), the Lenders (as defined by the Credit Agreement, defined below) party hereto the "Lenders" and the Guarantors (as defined by the Credit Agreement, defined below) (the "Guarantors"), effective as of December 21, 2001 (the "Amendment Effective Date"), as follows:

                                    Recitals

      a. The Borrower, the Administrative Agent, the Lenders and the Guarantors are party to the certain Credit Agreement dated as of September 15, 1999, as amended by Amendment No. 1 dated March 7, 2001 among such parties (collectively, the "Credit Agreement"). Terms defined by the Credit Agreement, where used in this Amendment, shall have the same meanings as are prescribed by the Credit Agreement.

      b Certain Events of Default (each a "Specified Event of Default" and collectively the "Specified Events of Default") have occurred and continue in existence, resulting from (i) the Borrower's and the Crescent Guarantors' failure to comply with the requirements of Section 7.11(a) of the Credit Agreement for the fiscal quarter ended June 30, 2001, (ii) the Borrower's and the Crescent Guarantors' failure to deliver the financial information for the fiscal year ended July 31, 2001 as required by Section 7.1(a) of the Credit Agreement and the related compliance certificate required by Section 7.1(c) of the Credit Agreement and (iii) the entry against the Borrower of the certain Stipulated Final Judgment and Permanent Injunction filed on September 24, 2001 in the Superior Court in Santa Cruz, California (Case No. CV 141795).

      c. The Borrower, the Administrative Agent, the Lenders and the Guarantors have agreed to enter into this agreement on the terms specified hereinbelow.

      NOW THEREFORE, FOR VALUE RECEIVED, the Borrower, the Administrative Agent, the Lenders and the Guarantors each hereby agrees as follows:

                                    ARTICLE 1
                                   Amendments

      Section 1.1 Amendment to Certain Definitions. Effective as of the Amendment Effective Date, each of the following definitions in Section 1.1 of the Credit Agreement hereby is amended and restated to read as follows:

            "Applicable Percentage" means, at all times, (i) for Base Rate Loans, 2.75%, (ii) for the Letter of Credit Fee, 3.50% and (iii) for the Commitment Fee, 0.40%.


Second Amendment to Credit Agreement, Page 1

            "Borrowing Base" means, as of any day, an amount equal to the sum of
      (i) the applicable Receivables Advance Rate of Eligible Receivables plus the lesser of (A) fifty percent (50%) of Eligible Inventory or (B) 85% of the Net Recovery Value of Eligible Inventory or (C) $25,000,000, plus
      (iii) $60,000,000 (representing a portion of the Borrowing Base reserve amount provided under the Friedman's Credit Agreement which reserve amount shall be subject to adjustment at the discretion of the Required Lenders based on financial information delivered to the Lenders pursuant to
      Section 7.1) or such greater or lesser amount agreed upon by Friedman's and the Borrower which is otherwise reasonably acceptable to the Administrative Agent, minus (iv) an amount equal to one month's rental expense for the Consolidated Group, minus (v) an amount determined by the Administrative Agent in its good faith discretion representing a reserve for obligations owing under Hedging Agreements (determined and adjusted monthly on a marked-to-market basis), in each case as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent and the Lenders in accordance with Section 7.1(d) (subject to adjustments by the Administrative Agent made in good faith to better reflect the actual state and condition of the Borrowing Base); provided, however, that the foregoing advance rates against Eligible Receivables and Eligible Inventory may be adjusted downward by the Administrative Agent in its good faith discretion (and thereafter readjusted upward by the Administrative Agent in its good faith discretion to rates not in excess of the original advance rates). The Administrative Agent will give prompt notice to the Borrower and the Lenders of any such adjustment in the applicable advance rates.

            "Consolidated EBITDA" means, for any period for the Consolidated Group, the sum of (i) Consolidated Net Income plus (ii) to the extent deducted in determining Consolidated Net Income, (A) Consolidated Interest Expense, (B) taxes and (C) depreciation and amortization, in each case on a consolidated basis determined in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be for the fiscal month ending as of the date of determination.

            "Consolidated Interest Expense" means, for any period for the Consolidated Group, all interest expense, including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Securitization Transactions, in each case on a consolidated basis determined in accordance with GAAP applied on a consolidated basis. Except as otherwise expressly provided, the applicable period shall be for the fiscal month ending as of the date of determination.

            "Consolidated Net Income" means, for any period for the Consolidated Group, net income determined on a consolidated basis in accordance with GAAP, but excluding for purposes hereof, extraordinary non-cash or non-recurring non-cash gains and losses or charges, and related tax effects thereon. Except as otherwise


Second Amendment to Credit Agreement, Page 2 expressly provided, the applicable period shall be for the fiscal month ending as of the date of determination.

            "Eligible Assignee" means (i) a Lender; (ii) an affiliate of a Lender; and (iii) any other Person approved by the Administrative Agent; provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

            "Termination Date" means March 31, 2002 or such later date as to which the Administrative Agent and all of the Lenders may in their sole discretion by written consent agree.

      Section 1.2 Amendment to Add Certain Definitions. Effective as of the Amendment Effective Date, of Section 1.1 of the Credit Agreement is amended to add the following definitions, which shall be deemed to be inserted into their respective alphabetical positions therein.

            "Net Recovery Value" means, with respect to any Eligible Inventory, the net recovery value thereof in an orderly liquidation, as determined by the Administrative Agent in its sole discretion.

            "Pro Forma Basis" means, for purposes of determining compliance with the financial covenants set forth in Section 7.11 on a Pro Forma Basis hereunder, that any transaction shall be deemed to have occurred as of the first day of the fiscal-month period ending as of the most recent fiscal month end preceding the date of such transaction with respect to which the Administrative Agent has received the Required Financial Information. As used herein, "transaction" shall mean any Asset Disposition as referred to in Section 8.5. In connection with any calculation of the financial covenants set forth in Section 7.11 upon giving effect to a transaction on a Pro Forma Basis (1) income statement items (whether positive or negative) attributable to the Property disposed of in such Asset Disposition shall be excluded and (2) any Indebtedness which is retired in connection with such Asset Disposition shall be excluded and deemed to have been retired as of the first day of the applicable period.

            "Pro Forma Compliance Certificate" means a certificate of an Executive Officer of the Borrower delivered to the Administrative Agent in connection with any Asset Disposition referred to in Section 8.5 and containing reasonably detailed calculations, upon giving effect to the applicable transaction on a Pro Forma Basis, of the Consolidated EBITDA as of the most recent fiscal month end preceding the date of the applicable transaction with respect to which the Administrative Agent shall have received the Required Financial Information.


Second Amendment to Credit Agreement, Page 3

            "Receivables Advance Rate" means, on any date, the applicable percentage specified for the period during which such date occurs, as follows:

            Period                                     Receivables Advance Rate
            ------                                     ------------------------
            Amendment Effective Date
            through and including December 23, 2001    Fifty-seven percent (57%)

            December 24, 2001 and thereafter           Fifty-five percent (55%)

            "Required Financial Information" means the annual and monthly compliance certificates and related financial statements and information required by the provisions of Sections 7.1(a), (b) and (c).

      Section 1.3 Amendment to Section 7.11. Effective as of the Amendment Effective Date, Section 7.11 hereby is amended and restated to read in its entirety as follows:

            7.11 Financial Covenants.

                  (a) Minimum Consolidated EBIDTA. As of the end of each fiscal month for the Crescent Consolidated Group, Consolidated EBITDA shall not be less than:

                        Fiscal Month        Consolidated EBITDA
                        ------------        -------------------
                       November 2001           $   106,000

                       December 2001           $ 9,000,000

                       January 2002           ($   900,000)

                       February 2002           $ 2,200,000

                       March 2002              $   850,000

                  (b) Capital Expenditures. Consolidated Capital Expenditures
            for the period November 1, 2001 through March 31, 2002 shall not exceed $1,000,000.

                                   ARTICLE II
                              Additional Agreements


Second Amendment to Credit Agreement, Page 4

      Section 2.1 Waiver. Effective as of the Amendment Effective Date, the Administrative Agent and the Required Lenders hereby waive each of the Specified Events of Default, provided, that such waiver is expressly limited as provided herein. Except as expressly provided in this Amendment, all covenants and requirements of the Credit Agreement remain in full force and effect and the Agent and the Lenders reserve all rights to require strict compliance with all such covenants and requirements.

      Section 2.2 Termination of Eurodollar Loans. Notwithstanding anything to the contrary contained in the Credit Agreement or in any other Credit Document, effective as of the Amendment Effective Date each Eurodollar Loan outstanding as of the date hereof shall be converted to a Base Rate Loan at the end of the applicable Interest Period, and from and after the date hereof, the Borrower shall have no right to request additional Eurodollar Loans, Continue Eurodollar Loans or Convert Base Rate Loans to Eurodollar Loans.

      Section 2.3 Additional Agreements. The Borrower and the Crescent Guarantors consent to the engagement by the Administrative Agent of, and agree to pay all fees and expenses of (i) an independent consultant selected by the Administrative Agent to review the account aging systems and software of the Borrower and the Crescent Guarantors and (ii) an independent appraiser selected by the Administrative Agent to review the installment contract portfolio of the Borrower and the Crescent Guarantors. The Borrower agrees that the appraisal referenced in clause (ii) preceding shall be completed on or prior to December 31, 2001.

                                   ARTICLE III
                                  Miscellaneous

      Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

      (a) Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to Administrative Agent:

            (i) this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent and Required Lenders;

            (ii) a legal opinion of counsel to the Borrower and the Crescent Guarantors, in form and substance satisfactory to the Administrative Agent; and

            (iii) a legal opinion of counsel to the Friedman's Guarantors, in form and substance satisfactory to the Administrative Agent;

      (b) Payment of the fee required by Section 3.3 of this Amendment;


Second Amendment to Credit Agreement, Page 5

      (c) Payment to the Administrative Agent of all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent's legal counsel.

      (d) After giving effect to this Amendment, the representations and warranties contained herein, in the Credit Agreement and in all other Credit Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date);

      (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be reasonably satisfactory to Administrative Agent; and

      (f) No Default or Event of Default, other than the Specified Events of Default, shall have occurred and be continuing.

      Section 3.3 Amendment Fee. The Borrower agrees to pay to Administrative Agent, for the benefit of the Lenders signing this Amendment, on the Amendment Effective Date, an amendment fee in the amount of $600,000, to be allocated on a pro rata basis among such Lenders based on their Revolving Commitment Percentages, in consideration for the Administrative Agent's and such Lenders' agreements under this Amendment. Upon the effectiveness of this Amendment, the Borrower shall be deemed to have made a request for a Revolving Loan in the amount of such amendment fee and the Administrative Agent and the Lenders are authorized, but not obligated, to fund such Revolving Loan and apply the proceeds thereof in payment of such fee.

      Section 3.4 Representations and Warranties. The Borrower and the Guarantors each hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Effective Date (a) the execution, delivery and performance of this Amendment and any and all agreements or documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and the Guarantors and will not violate the Borrower's or any such Guarantor's certificate of incorporation or bylaws, (b) after giving effect to this Amendment, all representations and warranties set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date), (c) except for the Specified Events of Default, no Default or Event of Default has occurred and is continuing and (d) the Credit Agreement (as amended by this Amendment), and all other Credit Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law).


Second Amendment to Credit Agreement, Page 6

      Section 3.4 No Claims or Offsets; Release. Neither the Borrower nor any of the Guarantors has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder, or if such Person has any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of this Amendment. In consideration of the agreements of the Administrative Agent and the Lenders under this Amendment, the Borrower and the Guarantors each hereby releases and discharges the Administrative Agent and the Lenders from any and all claims or causes of action, if any, known or unknown, based upon any facts or circumstances in connection with the Credit Agreement may have occurred at any time on or prior to the Amendment Effective Date.

      Section 3.5 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Credit Document shall survive the execution and delivery of this Amendment and the other Credit Documents, and no investigation by Administrative Agent or any Lender, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

      Section 3.6 Reference to Agreement. Each of the Credit Documents is hereby amended so that any reference in such Credit Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended by this Amendment.

      Section 3.7 Crescent Jewelers, Inc. Crescent Jewelers, Inc. joins in the execution of this Amendment for the purpose of acknowledging and consenting to the terms of this Amendment and reaffirming its guaranty obligations under the Credit Agreement, as amended and modified hereby.

      Section 3.8 Friedman's Guarantors. The Friedman's Guarantors join in the execution of this Amendment for the purpose of acknowledging and consenting to the terms of this Amendment and reaffirming their guaranty obligations under the Friedman's Guaranty Agreement.

      Section 3.9 General. Except as expressly provided by this Amendment, all of the terms and provisions of the Credit Agreement and the other Credit Documents remain in full force and effect. This Amendment, when signed by the Borrower, each Guarantor and the requisite Lenders as provided required by
Section 11.6 of the Credit Agreement (i) shall be deemed effective prospectively as of the Amendment Effective Date, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement, and (iv) shall constitute a Credit Document. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

      THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL


Second Amendment to Credit Agreement, Page 7

      AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE
      PARTIES.


Second Amendment to Credit Agreement, Page 8

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts effective as of the Amendment Effective Date specified in the preamble hereof.

                                  BORROWER:

                                  CRESCENT JEWELERS,
                                  a California corporation

                                  By: /s/ Bradley J. Stinn
                                     -------------------------------------------
                                          Bradley J. Stinn
                                          Chief Executive Officer


                                  GUARANTORS:


                                  CRESCENT JEWELERS, INC.,
                                  a Delaware corporation

                                  By: /s/ Bradley J. Stinn
                                     -------------------------------------------
                                          Bradley J. Stinn
                                          Chief Executive Officer


                                  FRIEDMAN'S INC.,
                                  a Delaware corporation


                                  By: /s/ Victor M. Suglia
                                     -------------------------------------------
                                          Victor M. Suglia
                                          Senior Vice President,
                                           Chief Financial Officer



Second Amendment to Credit Agreement, Page 9

                                  FRIEDMAN'S MANAGEMENT CORP.,
                                  a Delaware corporation


                                  By: /s/ Victor M. Suglia
                                     -------------------------------------------
                                          Victor M. Suglia
                                          President


                                  FRIEDMAN'S HOLDING CORP.,
                                  a Delaware corporation


                                  By: /s/ Bradley J. Stinn
                                     -------------------------------------------
                                          Bradley J. Stinn
                                          President

                                  FI STORES LIMITED PARTNERSHIP,
                                  a Georgia limited partnership

                                  By:  Friedman's Inc., its sole
                                        general partner

                                       By: /s/ Victor M. Suglia
                                          --------------------------------------
                                               Victor M. Suglia
                                               Senior Vice President, Chief
                                                Financial Officer

                                  FRIEDMAN'S FLORIDA PARTNERSHIP,
                                  a Florida general partnership

                                  By:  Friedman's Management Corp.,
                                        its managing partner

                                       By: /s/ Victor M. Suglia
                                          --------------------------------------
                                               Victor M. Suglia
                                               President

                                  FCJV HOLDING CORP.
                                  a Delaware corporation

                                  By: /s/ Victor M. Suglia
                                     -------------------------------------------
                                          Victor M. Suglia
                                          President


                                  FCJV, L.P., a Delaware limited partnership

                                  By:  FCJV Holding Corp., its general partner

                                       By: /s/ Victor M. Suglia
                                          --------------------------------------
                                               Victor M. Suglia
                                               President



Second Amendment to Credit Agreement, Page 10

ADMINISTRATIVE

AGENT:                            BANK OF AMERICA, N.A.,
                                  in its capacity as Administrative Agent


                                  By: /s/
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


LENDERS:                          BANK OF AMERICA, N.A.,
                                  individually in its capacity as a Lender

                                  By: /s/
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  GENERAL ELECTRIC CAPITAL CORPORATION,
                                  individually in its capacity as a Lender and in its capacity as Documentation Agent

                                  By: /s/
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  FLEET RETAIL FINANCE INC.

                                  By: /s/
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  FLEET CAPITAL CORPORATION

                                  By: /s/
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  SUNROCK CAPITAL CORP.

                                  By: /s/
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------



Second Amendment to Credit Agreement, Page 11

                                  LASALLE BANK, N.A.

                                  By:   /s/
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  THE PROVIDENT BANK

                                  By:   /s/
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  CONGRESS FINANCIAL CORPORATION

                                  By:    /s/
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------



Second Amendment to Credit Agreement, Page 12